     As filed with the Securities and Exchange Commission on March 9, 1999
                                                   Registration No. 333-

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                          --------------------------
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                          --------------------------
                     THE CORPORATE EXECUTIVE BOARD COMPANY
            (Exact Name of Registrant as Specified in Its Charter)

   Delaware                     The Watergate                 52-2056410
(State or Other         600 New Hampshire Avenue, N.W.    (I.R.S. Employer
 Jurisdiction of           Washington, D.C.  20037       Identification No.)
Incorporation or      (Address of Principal Executive
 Organization)           Offices Including Zip Code)
                          --------------------------

                     THE CORPORATE EXECUTIVE BOARD COMPANY
                    STOCK-BASED INCENTIVE COMPENSATION PLAN

                     THE CORPORATE EXECUTIVE BOARD COMPANY
                             1999 STOCK OPTION PLAN

                     THE CORPORATE EXECUTIVE BOARD COMPANY
                             DIRECTORS' STOCK PLAN
                           (Full Title of the Plans)
                          --------------------------
                                                       Copies to:
        James J. McGonigle                       Ronald O. Mueller, Esq.
The Corporate Executive Board Company          Gibson, Dunn & Crutcher LLP
          The Watergate                       1050 Connecticut Avenue, N.W.
    600 New Hampshire Avenue, N.W.               Washington, D.C.  20036
       Washington, D.C.  20037                        (202) 955-8500
                    (Name and Address of Agent For Service)
                          --------------------------
                                (202) 777-5000
         (Telephone Number, Including Area Code, of Agent For Service)
                          --------------------------
                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------
 Title of Securities     Amount to be    Proposed Maximum   Proposed Maximum       Amount of
  to be Registered      Registered/(1)/   Offering Price        Aggregate       Registration Fee
                                          Per Share        Offering Price/(2)/
------------------------------------------------------------------------------------------------
Common Stock, par       7,826,000            N/A             $83,643,476.80        $23,252.89
value $.01 per share
------------------------------------------------------------------------------------------------

(1) Of the 7,826,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Registrant being registered, up to (i) 5,504,000 of the Shares are reserved for issuance pursuant to The Corporate Executive Board Company Stock-Based Incentive Compensation Plan (the "Incentive Plan"), (ii) 1,892,000 of the Shares and any shares described in (i) which for any reason are not issued under the Incentive Plan are reserved for issuance pursuant to The Corporate Executive Board Company 1999 Stock Option Plan (the "1999 Plan"), and (iii) 430,000 of the Shares are reserved for issuance pursuant to The Corporate Executive Board Company Directors' Stock Plan (the "Directors' Plan"). Pursuant to Rule 416, there is also being registered such additional Common Stock that become available under the foregoing plans in connection with certain changes in the number of outstanding Common Stock because of events such as recapitalizations, stock dividends, stock splits and reverse stock splits, and any other securities with respect to which the outstanding Shares are converted or exchanged.
(2) Estimated solely for the purpose of calculating the registration fee. The registration fee has been calculated in accordance with Rule 457(h) under the Securities Act of 1933 (a) in the case of 2,298,080 Shares that remain available for award under the Incentive Plan, the 1999 Plan and the Directors' Plan, based upon the average high and low prices for the Common Stock on March 3, 1999, which was $24.875; and (b) in the case of 5,527,920 Shares that are being registered with respect to outstanding options under the Incentive Plan, the 1999 Plan and the Directors' Plan, based on their aggregate exercise price of $26,478,736.80.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

          The information requested in Part I of this Registration Statement is included in the prospectus for the Incentive Plan, the 1999 Plan, and the Directors' Plan (collectively with the Incentive Plan and the 1999 Plan, the "Plans"), respectively, which the Registrant has excluded from this Registration Statement in accordance with the instructions to Form S-8.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference.

          The following documents previously filed with the Securities and Exchange Commission ("Commission") are hereby incorporated by reference into this Registration Statement:

     1. The Registrant's Registration Statement on Form S-1 (File No. 333-59833), filed with the Commission on July 24, 1998, as amended, under which the Registrant registered the Common Stock under the Securities Act of 1933, as amended.

     2. The description of the Common Stock set forth in the Registrant's Registration Statement on Form 8-A (File No. 000-24799), filed with the Commission on August 13, 1998, under which the Registrant registered the Shares under Section 12(g) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

          All reports and other documents that the Registrant subsequently files with the Securities and Exchange Commission (the "Commission") pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment indicating that the Registrant has sold all of the securities offered under this Registration Statement or that deregisters the distribution of all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement from the date that the Registrant files such report or document. Any statement contained in this Registration Statement or any report or document incorporated into this Registration Statement by reference, however, shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in a subsequently dated report or document that is also considered part of this Registration Statement, or in any amendment to this Registration Statement, is inconsistent with such prior statement. The Registrant's file number with the Commission is 000-24799.

Item 4.   Description of Securities.

          Inapplicable.

Item 5.   Interests of Named Experts and Counsel.

          Inapplicable.

Item 6.   Indemnification of Directors and Officers.

          The Registrant's Second Amended and Restated Certificate of Incorporation limits, to the maximum extent permitted by the Delaware General Corporation Law, the personal liability of directors for monetary damages for breach of their fiduciary duties as directors. The Registrant's Amended and Restated Bylaws provide that the Registrant shall indemnify its officers, directors, employees and other agents to the fullest extent permitted by law.

Item 7.   Exemption from Registration Claimed.

          Inapplicable.

Item 8.   Exhibits.

Exhibit
  No.                            Description
-------   ---------------------------------------------------------------
   4.1 Second Amended and Restated Certificate of Incorporation of the Registrant as filed with the Secretary of State on February 18, 1999, incorporated herein by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (File No. 333-59833)
   4.1.1 Certificate of Retirement, retiring certain shares of Class A and Class B Stock, filed with the Secretary of State on February 26, 1999, incorporated herein by reference to Exhibit 1 of the Registrant's Form 8-K (File No. 000-24799), filed with the Commission on March 3, 1999
   4.2 Amended and Restated Bylaws of the Registrant, incorporated herein by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-1 (File No. 333-59833)
   5.1    Opinion of Gibson, Dunn & Crutcher, LLP
  10.1 The Corporate Executive Board Company Stock-Based Incentive Compensation Plan
  10.2    The Corporate Executive Board Company 1999 Stock Option Plan
  10.3    The Corporate Executive Board Company Directors' Stock Plan
  23.1    Consent of Gibson, Dunn & Crutcher, LLP (contained in Exhibit 5.1)
  23.2    Consent of Arthur Andersen LLP, independent auditors
  24.1 Power of Attorney (included on the signature page of this Registration Statement)

Item 9.  Undertakings.

         A.   The undersigned Registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:
         (i) to include any prospectus required by Section 10(a)(3) of the Securities Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement, provided, however, that clauses (i) and
         (ii) do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to
         Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement;

              (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                         [SIGNATURES ON THE NEXT PAGE]

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia, on this 9th day of March, 1999.

                                       THE CORPORATE EXECUTIVE BOARD COMPANY


                                           /s/ James J. McGonigle
                                       By:_____________________________
                                       Name:  James J. McGonigle
                                       Title: Chief Executive Officer

                               POWER OF ATTORNEY

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated. Each of the directors and/or officers of the Registrant whose signature appears below hereby appoints James J. McGonigle and Clay M. Whitson, and each of them severally as his attorney-in-fact to sign his name and on his behalf, in any and all capacities stated below, and to file with the Securities and Exchange Commission any and all amendments, including post-effective amendments to this Registration Statement as appropriate, and generally to do all such things in their behalf in their capacities as officers and directors to enable Registrant to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission.

 Name and Signature                Title                          Date
----------------------  -----------------------------------  ------------------

/s/ Harold L. Siebert
______________________  Chairman of the Board of               March 9, 1999
Harold L. Siebert       Directors

/s/ James J. McGonigle
______________________  Chief Executive Officer and            March 9, 1999
James J. McGonigle      Director
                        (Principal Executive Officer)

/s/ Clay M. Whitson
______________________  Chief Financial Officer                March 9, 1999
Clay M. Whitson         (Principal Financial Officer and
                        Principal Accounting Officer)

/s/ Michael A. D'Amato
________________________    Director                               March 9, 1999
Michael A. D'Amato

/s/ Robert C. Hall
________________________    Director                               March 9, 1999
Robert C. Hall

/s/ David W. Kenny
________________________    Director                               March 9, 1999
David W. Kenny

/s/ Stephen G. Pagliuca
________________________    Director                               March 9, 1999
Stephen G. Pagliuca

/s/ Jeffrey D. Zients
________________________    Director                               March 9, 1999
Jeffrey D. Zients

                                 EXHIBIT INDEX


Exhibit
No.                               Description
------- ---------------------------------------------------------------
   4.1    Second Amended and Restated Certificate of Incorporation of the
          Registrant as filed with the Secretary of State on February 18,
          1999, incorporated herein by reference to Exhibit 3.1 of the
          Registrant's Registration Statement on Form S-1 (File No.
          333-59833)
   4.1.1  Certificate of Retirement, retiring certain shares of Class A and Class B. Stock, filed with the Secretary of State on
          February 26, 1999 incorporated herein by reference to Exhibit
          1 of the Registrant's Form 8-K (File No. 000-24799), filed with the Commission on March 3, 1999
   4.2    Amended and Restated Bylaws of the Registrant, incorporated herein by reference to Exhibit 3.2 of the Registrant's
          Registration Statement on Form S-1 (File No. 333-59833)
   5.1    Opinion of Gibson, Dunn & Crutcher, LLP
  10.1    The Corporate Executive Board Company Stock-Based Incentive
          Compensation Plan
  10.2    The Corporate Executive Board Company 1999 Stock Option Plan
  10.3    The Corporate Executive Board Company Directors' Stock Plan
  23.1    Consent of Gibson, Dunn & Crutcher, LLP (contained in Exhibit
          5.1)
  23.2    Consent of Arthur Andersen LLP, independent auditors
  24.1    Power of Attorney (included on the signature page of this
          Registration Statement)